UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 30, 2012

GENESIS BIOPHARMA, INC.
(Name of small business issuer specified in its charter)

Nevada	000-53127	75-3254381
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

11500 Olympic Blvd., Suite 400
Los Angeles, CA 90064
(Address of principal executive offices)

Not Applicable.
 (former name or former address, if changed since last report)

(866) 963-2220
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement.

In May and June 2012, Genesis Biopharma, Inc. (the “Company”) issued $1.1 million of its Secured Promissory Notes (the “Notes”) to eleven purchasers.  The Notes matured and were payable in full on June 30, 2012.  Effective June 30, 2012, the Company entered into a Maturity Date Extension with the holders of all of the Notes.  Pursuant to the Maturity Date Extension, the maturity date of the Notes has been extended to September 30, 2012.  Except for the change of the maturity date as described above, all of the terms and conditions of the Notes remain in full force and effect.

Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits.  The following exhibit is included as part of this report.

Exhibit No.	Description

10.1	Form of Maturity Date Extension

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 6, 2012	GENESIS BIOPHARMA, INC. By:/s/ ANTHONY CATALDO Anthony Cataldo, Chief Executive Officer